EXHIBIT 99.2 1st Quarter 2016 Earnings Conference Call April 26, 2016

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC, and CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward- looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2015 Form 10-K and 2016 Form 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Gerry Anderson – Chairman and CEO • Jerry Norcia – President and COO • Peter Oleksiak – Senior Vice President and CFO • Barbara Tuckfield – Director, Investor Relations 3 Participants

• Overview • 1st Quarter 2016 Financial Update • Summary 4

We continue to make progress on many fronts 5 Financial performance Strong 1st quarter financial results Well positioned to achieve 2016 EPS* guidance Legislation Senate hearings and key stakeholder testimony this week Key provisions allow for constructive policy NEXUS project On track for 4th quarter 2017 in-service FERC filing complete; compressors ordered * Reconciliation to GAAP reported earnings included in the appendix

6 2016 has started out strong and we are confident in achieving our guidance for the year • 1st quarter 2016 operating EPS* of $1.52 • On track to achieve 2016 operating EPS guidance range of $4.80 to $5.05 • Targeting 10th consecutive year of meeting or exceeding operating EPS initial guidance and we are continuing to grow dividends with earnings • Continuing significant investment to improve operations and reliability • Balance sheet remains strong * Reconciliation to GAAP reported earnings included in the appendix

7 Energy legislation continues to be a priority for the state and there is positive momentum • Occurring this week − Senate hearings to introduce substitute bills (SB437 and SB438) − Testimony expected from key stakeholders including MISO • Key provisions include − Capacity requirements for all electricity providers − Energy efficiency related incentives and revenue decoupling − Integrated resource planning pre-approval process • 2008 law is working well and includes − 10% retail open access cap − Certificate of Need for large capital projects − 12 month final order; 6 month rate case self implementation − 10% renewable portfolio standard Clean Reliable Flexible Affordable

8 NEXUS project is progressing and originates in the most economical geology in the country • Project on track for 4th quarter 2017 in-service • 1st quarter accomplishments − Increased interconnect agreements from 1.4 Bcf/d to 1.75 Bcf/d − Ordered compressors − Continued to advance work with FERC and other regulatory agencies • Continue to expect FERC Notice of Schedule 2nd quarter 2016 Natural Gas LDC Industrial Customer Power Generation Utica Dry Gas Core DTE Gas Vector

$4.82 $2.35 $2.48 $2.62 $2.76 $2.92 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 We remain confident in delivering 5%-6% operating EPS* growth target 9 * Reconciliation to GAAP reported earnings included in the appendix (dollars per share) Operating EPS Dividend Actuals Forecast Dividend per share 5.6% CAGR 2011 – 2015 (Annualized) $3.75 $4.93 5.8% increase Operating EPS 6.5% CAGR 2011 – 2015 Targeting 10th consecutive year meeting or exceeding initial guidance

• Overview • 1st Quarter 2016 Financial Update • Summary 10

DTE Energy 1st Quarter 2016 Operating Earnings* Variance 1Q 2015 1Q 2016 Change DTE Electric 136$ 127$ (9)$ DTE Gas 111 87 (24) Gas Storage & Pipelines 27 30 3 Power & Industrial Projects 33 21 (12) Corporate & Other (25) (7) 18 Growth segments** 282$ 258$ (24)$ Growth segments operating EPS 1.58$ 1.43$ (0.15)$ Energy Trading 12$ 16$ 4$ DTE Energy 294$ 274$ (20)$ Operating EPS 1.65$ 1.52$ (0.13)$ Avg. Shares Outstanding 178 180 Operating Earnings * Reconciliation to GAAP reported earnings included in the appendix Drivers DTE Electric • Warmer weather and 2015 revenue decoupler amortization offset by rate implementation DTE Gas • Primarily warmer weather Non-Utility • Gas Storage & Pipelines earnings across all platforms • Power & Industrial Projects steel related earnings and weather related impact on REF Corporate & Other • Timing of taxes Energy Trading • Stronger realized gas performance (millions, except EPS) ** Total DTE Energy excluding Energy Trading 11

Capital Expenditures Summary 12 Drivers 1Q 2015 1Q 2016 DTE Electric Distribution Infrastructure $130 $111 New Generation 242 13 Maintenance & Other 180 191 $552 $315 DTE Gas Base Infrastructure $44 $58 Nexus Related - 2 Main Replacement* 11 19 $55 $79 Non-Utility $60 $57 Total $667 $451 • DTE Electric capital lower due to purchase of peaking plant in 2015 • DTE Gas capital higher due to timing of spend DTE Energy 1st Quarter 2016 Capital Expenditures (millions) * Includes Main Renewal / Meter Move-out / Pipeline Integrity

Focus remains on key areas to improve distribution reliability 13 $6.5 billion investment over the next 10 years • Replace aging infrastructure • Address overloaded substations • Enhance technology Customer benefits • Reduce restoration time • Improve reliability • Decrease outages • Create and support Michigan jobs DTE Electric total investment expected to be $18 billion over the next 10 years

14 $600 million investment from 2016-2020 • Replace ~4,000 miles of cast iron and unprotected steel main • Cut timeline in half from 50 to 25 years Customer benefits • Reduce leaks and lost gas • Create and support Michigan jobs Continued focus on expanded main renewal program and upgrading gas infrastructure DTE Gas total investment expected to be $1.6 billion over the next 5 years

25% 21% 2014 2015 2016-2018E 51% 52% 2014 2015 2016-2018E Leverage* A strong balance sheet remains a key priority to support growth * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Funds from Operations** / Debt* Target 50%- 53% Target 20% + • Target $200 to $300 million total equity issuances over the next 3 years; continue to evaluate current year equity needs • $1.6 billion of available liquidity • Maintain strong balance sheet metrics • FitchRatings 1st quarter 2016 upgrade − DTE Energy unsecured to BBB+ − DTE Electric senior secured to A+ 15 ** Funds from Operations (FFO) is calculated using operating earnings

• Overview • 1st Quarter 2016 Financial Update • Summary 16

Summary • Confident we will achieve our 2016 operating EPS* guidance... ...extending our streak to 10 consecutive years meeting or exceeding guidance • Utilities continue to invest in infrastructure improvements... ...which will fundamentally renew Michigan’s infrastructure and enhance customer reliability • Non-utility businesses have investment opportunities... ...and will continue to provide growth and portfolio diversity • Continue targeting 5% to 6% operating EPS growth... ...and growing dividends in line with earnings • Balance sheet remains strong... ...providing support for future growth opportunities 17 AGA conference presentation is May 16 at 1:00 PM EDT With Steve Kurmas – Vice Chairman, DTE Energy Webcast access: www.dteenergy.com/investors * Reconciliation to GAAP reported earnings included in the appendix

DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 18 Contact Us

Appendix

We are confident we will achieve our 2016 operating EPS* guidance * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading 2016 Guidance 1Q 2016 Actuals DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $4.80 - $5.05 $4.80 - $5.05 $584 - $600 135 - 141 105 - 115 90 - 100 (50) - (46) $864 - $910 $0 $864 - $910 180 $127 87 30 21 (7) $258 $1.43 $16 $274 180 $1.52 20 (millions, except EPS)

$136 ($18) $36 ($19) ($8) $127 1 Q 2 0 1 5 O p e rati n g E a rn in g s W e a th e r Ra te Impl e m e n ta ti o n 2 0 1 5 R e v e n u e Dec o u p le r A m o rtiza ti o n Ra te B a s e / O th e r 1 Q 2 0 1 6 O p e rati n g E a rn in g s * Reconciliation to GAAP reported earnings included in the appendix Drivers • Warmer weather in 2016 Variance to normal weather - 1Q 2015: $10 - 1Q 2016: ($8) • July 1st 2015 rate implementation supporting infrastructure improvements to enhance reliability for our customers Operating Earnings* Variance 21 DTE Electric Variance Analysis (millions)

Cash Flow Summary Drivers 1Q 2015 1Q 2016 Cash From Operations* $0.8 $0.7 Capital Spending (0.7) (0.5) Free Cash Flow $0.1 $0.2 Asset Sales & Other - - Dividends (0.1) (0.1) Net Cash $0.0 $0.1 Debt Financing: Issuances $0.5 - Redemptions (0.5) (0.1) Change in Debt $0.0 ($0.1) • DTE Electric capital lower due to purchase of peaking plant in 2015 DTE Energy 1st Quarter 2016 Cash Flow (billions) 22 * Includes ~$0.2b and $0 of equity issued for employee benefit programs in 1Q 2015 and 1Q 2016, respectively

Cash Flow Summary DTE Energy 2016 Cash Flow and Capital Guidance 2015 Actual 2016 Guidance Cash From Operations* $1.9 $1.8 Capital Spending (2.3) (2.7) Free Cash Flow ($0.4) ($0.9) Asset Sales & Other $0.1 - Dividends (0.5) (0.5) Net Cash ($0.8) ($1.4) Debt Financing: Issuances $1.1 $1.9 Redemptions (0.3) (0.5) Change in Debt $0.8 $1.4 Capital Expenditures Summary (millions) 2015 Actual 2016 Guidance DTE Electric Distribution Infrastructure $579 $610 New Generation 316 150 Maintenance & Other 892 790 $1,787 $1,550 DTE Gas Base Infrastructure $184 $220 NEXUS Related 2 110 Main Replacement** 87 100 $273 $430 Non-Utility $299 $520 – 720 Total $2,359 $2,500 - 2,700 ** Includes Main Renewal / Meter Move-out / Pipeline Integrity 23 (billions) * Includes ~$0.2b and ~$0.1b of equity issued for employee benefit programs in 2015 actuals and 2016 guidance, respectively

Approved by MPSC on December 11, 2015 Filed December 18, 2015 Filed February 1, 2016 DTE Electric Rate Case 2014 DTE Gas Rate Case 2015 DTE Electric Rate Case 2016 DTE rate case highlights • Rate recovery: $243 million • Test year: July 1, 2015 to June 30, 2016 • Return on Equity: 10.3% • Cost of Capital: 5.70% • Capital Structure: 50% debt, 50% equity • Rate Base: $13.4 billion • Requested rate recovery: $183 million • Test year: November 1, 2016 to October 31, 2017 • Staff/Intervenor testimony: May 2016 • Self implementation: on or after November 1, 2016 • Return on Equity: 10.75% • Cost of Capital: 6.04% • Capital Structure: 52% equity, 48% debt • Rate Base: $3.7 billion • Last rate case order December 2012 • Requested rate recovery: $344 million • Test year: August 1, 2016 to July 31, 2017 • Staff/Intervenor testimony: July 2016 • Self implementation: on or after August 1, 2016 • Return on Equity: 10.5% • Cost of Capital: 5.71% • Capital Structure: 50% debt, 50% equity • Rate Base: $14.5 billion 24

Interconnect agreements provide strong support on the NEXUS path up to 1.75 Bcf/d 25

8.5% 7.1% 5.4% 5.0% 4.9% 2013 2014 2015 2016E 2017E Michigan’s economy continues to improve 26 Source: IHS 15.1 15.8 18.6 21.9 22.7 2013 2014 2015 2016E 2017E Unemployment Rate Housing Start Ups (000s) Greatest improved state addressing 21st century challenges*** Lowest unemployment since 2001 7th most competitive state for job creation**** Most new manufacturing jobs since 2009* $407 $414 $419 $426 $434 2013 2014 2015 2016E 2017E Gross State Product (billions) Ranked Top 10 in pro- business 50 state rankings** **** Source: Site Selection magazine * Source: State of Michigan website ** Source: Pollina Corporate/Aedi Pro-Business 50 State Rankings *** Source: American Economic Institute

Weather and DTE Electric Weather Normal Sales 27 * Includes adjustments for temperature normalization and customer outages due to weather ** Includes choice of 1,243 1Q 2015 and 1,164 1Q 2016 YTD 2015 YTD 2016 % change YTD 2015 YTD 2016 % change Actuals - - Actuals 3,791 2,917 -23% Normal - - Normal 3,224 3,321 3% Deviation from normal 0% 0% Deviation from normal 18% -12% 1Q YTD 1Q YTD $10 $10 $20 $20 ($8) ($8) ($14) ($14) (Includes Electric Choice) (GWh) Q1 2015 Q1 2016 % change Residential 3,718 3,712 0% Commercial 4,833 4,846 0% Industrial 2,967 2,878 -3% Other 85 78 -8% TOTAL SALES** 11,603 11,514 -1% 2016 2016 Weather Normal Electric Sales* - DTE Electric Service Area Variance from normal weather (millions, after-tax) Variance from normal weather (millions, after-tax) 2015 2015 DTE Electric service territory DTE Gas service territory Earnings impact of weather - DTE Electric Earnings impact of weather - DTE Gas Cooling degree days Heating degree days

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

DTE Energy

(millions)


$16
$2
$18
1Q 2016 Operating Earnings*
Accounting Adjustments**
1Q 2016 Economic Net Income
$12
$8
$20
1Q 2015 Operating Earnings*
Accounting Adjustments**
1Q 2015 Economic Net Income

- Economic net income equals economic gross margin*** minus O&M expenses and taxes
- DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors
- Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget

Operating Earnings

(millions, after-tax)

	1Q 2015	1Q 2016
Realized	$16	$31
Unrealized	8	(4)
O&M / Other	(12)	(11)
	$12	$16

* Reconciliation to GAAP reported earnings included in the appendix

** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

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1st Quarter 2016 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

1Q 2016 — **Net Income (millions)**

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 127	$ 87	$ 30	$ 17	$ (7)	$ 254	$ (7)	$ 247
Plant closure	-	-	-	4	-	4	-	4
Certain mark-to-market transactions	-	-	-	-	-	-	23	23
Operating Earnings	$ 127	$ 87	$ 30	$ 21	$ (7)	$ 258	$ 16	$ 274

1Q 2016 — **EPS**

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 0.71	$ 0.48	$ 0.17	$ 0.09	$ (0.04)	$ 1.41	$ (0.04)	$ 1.37
Plant closure	-	-	-	0.02	-	0.02	-	0.02
Certain mark-to-market transactions	-	-	-	-	-	-	0.13	0.13
Operating Earnings	$ 0.71	$ 0.48	$ 0.17	$ 0.11	$ (0.04)	$ 1.43	$ 0.09	$ 1.52

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1st Quarter 2015 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

1Q 2015 — Net Income (millions)

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 136	$ 111	$ 27	$ 33	$ (25)	$ 282	$ (9)	$ 273
Natural gas pipeline refund	-	-	-	-	-	-	(10)	(10)
Certain mark-to-market transactions	-	-	-	-	-	-	31	31
Operating Earnings	$ 136	$ 111	$ 27	$ 33	$ (25)	$ 282	$ 12	$ 294

1Q 2015 — EPS

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 0.76	$ 0.62	$ 0.15	$ 0.19	$ (0.14)	$ 1.58	$ (0.05)	$ 1.53
Natural gas pipeline refund	-	-	-	-	-	-	(0.06)	(0.06)
Certain mark-to-market transactions	-	-	-	-	-	-	0.18	0.18
Operating Earnings	$ 0.76	$ 0.62	$ 0.15	$ 0.19	$ (0.14)	$ 1.58	$ 0.07	$ 1.65

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2011 – 2015 Full Year
Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	Net Income (millions)					EPS				
	2011	2012	2013	2014	2015	2011	2012	2013	2014	2015
DTE Energy Report Earnings	$ 711	$ 610	$ 661	$ 905	$ 727	$4.18	$3.55	$3.76	$5.10	$4.05
DTE Electric										
Fermi 1 asset retirement obligation	9					0.05				
2011/2012 PSCR disallowance					12					0.07
Tree trimming disallowance					8					0.05
DTE Gas										
Gas Storage & Pipelines										
Power & Industrial Projects										
Coke oven gas settlement		7					0.04			
Chicago Fuels terminal sale		2					0.01			
Pet coke mill impairment		1					0.01			
Asset impairment			4					0.02		
Contract termination					10					0.05
Plant closure					69					0.39
Energy Trading										
Certain mark-to-market transactions			55	(102)	47			0.31	(0.57)	0.26
Natural gas pipeline refund					(10)					(0.05)
Corporate & Other										
Michigan corporate income tax adj.	(87)					(0.50)				
Investment impairment				5					0.03	
NY state tax law change				8					0.04	
Unconventional Gas										
Discontinued operations	3	56				0.02	0.33			
DTE Energy Operating Earnings	$ 636	$ 676	$ 720	$ 816	$ 863	$3.75	$3.94	$4.09	$4.60	$4.82

31

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2011 and 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of Other Reported to Operating Earnings 32